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                        AGREEMENT TO PROVIDE INSURANCE

Principal    Loan Date   Maturity    Loan No. Call Collateral Account Officer
$750,000.00  06-28-1995  09-01-1996  145255    55     0010              089

Initials

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  Academic Book Center, Inc.  Lender:  Centennial Bank
           5600 NE Hassalo Street               Pacific Corporate Center Branch
           Portland, OR 97213                   C/O Loan Services-4th Floor
                                                675 Oak Street; P.O. Box 1849
                                                Eugene, OR 97440

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INSURANCE REQUIREMENTS.  Academic Book Center, Inc. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: All Inventory and Equipment, including but not limited to all export inventory.
    Type.  All risks, including fire, theft and liability.
    Amount.  Full insurable value.
    Basis.  Replacement value.
    Endorsements. Lender's loss payable cause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.
    Deductibles.  $1,000.00.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, ten (10) days from the date of this Agreement, evidence of the required insurance as provided above, with an effective date of June 28, 1995, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 28, 1995.

GRANTOR:


By:  /s/ Daniel P. Halloran
   ---------------------------------------
   Daniel P. Halloran, President/Secretary

                              FOR LENDER USE ONLY
                            INSURANCE VERIFICATION

     DATE: _________________             PHONE: ____________________
     AGENT'S NAME: ____________________________________________________________
     INSURANCE COMPANY: _______________________________________________________
     POLICY NUMBER:  __________________________________________________________
     EFFECTIVE DATES:  ________________________________________________________
     COMMENTS:  _______________________________________________________________

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LASER PRO, Reg. U.S. Pat & T.M. Off., Ver. 3.19(c) 1995 CFI ProServices, Inc.
All rights reserved.  [OR-I10 ACADEMIC.LN C4.OVL]